Exhibit 10.6.3

Execution Version

INCREMENTAL AND REFINANCING AMENDMENT NO. 3

This INCREMENTAL AND REFINANCING AMENDMENT NO. 3 (this “Amendment”), dated as of March 30, 2021, by and among Severin Holdings, LLC, a Delaware limited liability company (“Holdings”), Severin Acquisition, LLC, a Delaware limited liability company (the “Top Borrower”), PeopleAdmin, Inc., a Delaware corporation (the “PA Borrower”), Promachos Holding, Inc., a Delaware corporation (“PeopleAdmin”), Performance Matters LLC, a Utah limited liability company (“Performance Matters”), certain other Restricted Subsidiaries from time to time designated thereunder as Co-Borrowers (together with the Top Borrower, the PA Borrower, PeopleAdmin and Performance Matters, each a “Borrower” and, collectively, the “Borrowers”), the Subsidiary Guarantors party hereto, each entity listed on its signature page hereto as a “2021 Incremental Revolving Lender” (each, a “2021 Incremental Revolving Lender” and, collectively, the “2021 Incremental Revolving Lenders”), each entity listed on its signature page hereto as a “2021 Other Revolving Lender” (each, a “2021 Other Revolving Lender” and, collectively, the “2021 Other Revolving Lenders”; the 2021 Other Revolving Lenders together with 2021 Incremental Revolving Lenders, the “2021 Revolving Lenders”), each Issuing Lender party hereto and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”), relating to the First Lien Credit Agreement, dated as of August 1, 2018 (as amended by that certain Incremental Term Facility Amendment No. 1 dated as of November 22, 2019, that certain Incremental Amendment No. 2 dated as of November 25, 2020, and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended hereby, the “Credit Agreement”), among the Borrowers, Holdings, the several banks, financial institutions, institutional investors and other entities from time to time party thereto as Lenders and the Administrative Agent.

RECITALS:

WHEREAS, the Borrowers have requested that, pursuant to Section 2.25 and Section 11.1(b)(iv) of the Existing Credit Agreement, each 2021 Incremental Revolving Lender extends a Revolving Commitment Increase to the Borrowers on the IPO Effective Date (as defined below) in the aggregate principal amount of $130,500,000 (the “2021 Revolving Commitment Increase”). The individual 2021 Revolving Commitment Increase for each such 2021 Incremental Revolving Lender shall be as set forth in Schedule I attached.

WHEREAS, each 2021 Incremental Revolving Lender has agreed, on the terms and conditions set forth herein, to provide such 2021 Revolving Commitment Increase and to become, if not already, a Lender for all purposes under the Credit Agreement.

WHEREAS, the Borrowers have requested that, pursuant to Section 2.26 and Section 11.1(b)(v) of the Existing Credit Agreement, concurrently with the effectiveness of the 2021 Revolving Commitment Increase, each 2021 Other Revolving Lender extend Other Revolving Commitments (the “2021 Other Revolving Commitments”) on the IPO Effective Date, which 2021 Other Revolving Commitments will refinance in full all Revolving Commitments outstanding under the Existing Credit Agreement.

WHEREAS, the Existing Credit Agreement may be amended to (i) give effect to provisions of Section 2.25 of the Credit Agreement through an Incremental Amendment executed by the Borrowers, the Administrative Agent and each 2021 Incremental Revolving Lender providing a 2021 Revolving Commitment Increase and (ii) give effect to the provisions of Section 2.26 of the Credit Agreement through a Refinancing Amendment executed by the Borrowers, the Administrative Agent, the Issuing Lenders and each 2021 Other Revolving Lender providing a 2021 Other Revolving Commitment.

WHEREAS, each Letter of Credit issued and outstanding on the IPO Effective Date (as defined below), if any, shall be deemed to be a Letter of Credit pursuant to the Revolving Facility in effect on and after the IPO Effective Date.

NOW THEREFORE, the parties hereto therefore agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

SECTION 2. 2021 Revolving Commitment Increase.

(a) Subject to and upon the terms and conditions set forth herein, after the Amendment No. 3 Effective Date has occurred, upon (i) delivery to the Administrative Agent of an Officer’s Certificate not later than 12:00 noon (New York City time) on the IPO Effective Date (as defined below) (or such later time as the Administrative Agent may reasonably agree) stating that a Public Offering has occurred and certifying to the Administrative Agent that as of the date thereof, no Default or Event of Default exists under the Credit Agreement (the date such Officer’s Certificate is delivered, the “IPO Effective Date”) and (ii) receipt by the 2021 Revolving Lenders of all fees required to be paid on or prior to the IPO Effective Date and all reasonable and documented out-of-pocket expenses for which reasonably detailed invoices have been presented to the Borrower Representative at least three (3) Business Days prior to the IPO Effective Date (or such later date as the Borrower Representative may reasonably agree), each 2021 Incremental Revolving Lender agrees (on a several and not joint basis) to make their respective 2021 Revolving Commitment Increase available to the Borrowers, effective on receipt of such Officer’s Certificate and payment of such fees and expenses. The aggregate amount of all the Revolving Commitments on the IPO Effective Date (after giving effect to the 2021 Revolving Commitment Increase and the 2021 Revolving Refinancing set forth in Section 3 (collectively, the “New Revolving Commitments”)) shall be $289,000,000.

(b) This Amendment constitutes an “Incremental Amendment” with respect to the establishment of the 2021 Revolving Commitment Increase as a “Revolving Commitment Increase”. The 2021 Revolving Commitment Increase is being established in accordance with Section 2.25 of the Existing Credit Agreement. Each of the 2021 Incremental Revolving Lenders constitutes an Incremental Revolving Lender pursuant to Section 2.25 of the Credit Agreement and, in such capacity, acknowledges the provisions of Section 2.25 of the Existing Credit Agreement. For the avoidance of doubt, commitments and loans made pursuant to the 2021 Revolving Commitment Increase shall be “Revolving Commitments”, “Revolving Loans” and “Loans” for all purposes under the Credit Agreement and each other Loan Document and shall be treated as the same Class and Facility as the Revolving Commitments and Revolving Loans established pursuant to Section 3 below. Any revolving loans and other extensions of credit made pursuant to the 2021 Revolving Commitment Increase shall have terms identical to the Revolving Commitments and Revolving Loans established pursuant to Section 3 below and shall rank pari passu in right of payment and security with such Revolving Commitments. The Borrowers and the 2021 Incremental Revolving Lenders hereby authorize the Administrative Agent to update the Register to reflect the amount, terms and date of the 2021 Revolving Commitment Increase and the identity of the 2021 Incremental Revolving Lenders.

(c) Notwithstanding the foregoing, if the IPO Effective Date does not occur prior to September 30, 2021, the 2021 Revolving Commitment Increase shall be terminated automatically without becoming effective and this Section 2 shall have no effect.

SECTION 3. 2021 Revolving Refinancing; New Revolving Commitments.

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(a) Subject to and upon the terms and conditions set forth herein, after the Amendment No. 3 Effective Date has occurred, concurrently with the effectiveness of 2021 Revolving Commitment Increase, on the IPO Effective Date:

(i) each 2021 Other Revolving Lender agrees (on a several and not joint basis) to make their respective 2021 Other Revolving Commitments available to the Borrowers, and the individual 2021 Other Revolving Commitments for each Lender shall be as set forth in Schedule I attached;

(ii) each 2021 Other Revolving Lender that is not an Issuing Lender agrees that it will become an Issuing Lender;

(iii) all Revolving Commitments under the Existing Credit Agreement shall be terminated and replaced with the 2021 Other Revolving Commitments;

(iv) the aggregate amount of all the New Revolving Commitments shall be

$289,000,000;

(v) the portion of Schedule 1.1A-1 of the Existing Credit Agreement appearing under the heading “Revolving Commitments” shall be replaced by Schedule I attached hereto;

(vi) Schedule 1.1A-2 of the Existing Credit Agreement shall be replaced by Schedule II attached hereto; and

(vii) Section 1.1 of the Existing Credit Agreement shall be amended by amending and restating the definition of “Revolving Termination Date” set forth therein with the following:

“Revolving Termination Date”: May 2, 2025.

(b) This Amendment constitutes a “Refinancing Amendment” with respect to the establishment of the 2021 Other Revolving Commitments as “Other Revolving Commitments”. The 2021 Other Revolving Commitments are being established in accordance with Section 2.26 of the Existing Credit Agreement. Each of the 2021 Other Revolving Lenders acknowledges the provisions of Section 2.26 of the Existing Credit Agreement. For the avoidance of doubt, commitments and loans made pursuant to the 2021 Other Revolving Commitments shall be “Revolving Commitments”, “Revolving Loans” and “Loans” for all purposes under the Credit Agreement and each other Loan Document. The Borrowers and the 2021 Other Revolving Lenders hereby authorize the Administrative Agent to update the Register to reflect the amount, terms and date of the 2021 Other Revolving Commitments and the identity of the 2021 Other Revolving Lenders.

(c) Notwithstanding the foregoing, if the IPO Effective Date does not occur prior to September 30, 2021, the 2021 Other Revolving Commitments shall be terminated without becoming effective and this Section 3 shall have no effect.

SECTION 4. Amendments to the Credit Agreement

In accordance with the provisions of Section 11.1 of the Credit Agreement, the parties hereto agree that on the Amendment No. 3 Effective Date, the Credit Agreement shall be amended as follows:

(a) The defined term “Issuing Lender” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

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“‘ Issuing Lender’: (i) Barclays Bank PLC, Credit Suisse AG, Cayman Islands Branch, Jefferies Finance LLC, Goldman Sachs Bank USA, Macquarie Capital Funding LLC, UBS AG, Stamford Branch, Royal Bank of Canada and Bank of American N.A. or in each case any of their respective affiliates, each in its capacity as issuer of any Letter of Credit and (ii) such other Revolving Lenders or Affiliates of Revolving Lenders that are reasonably acceptable to the Administrative Agent and the Borrower Representative that agrees, pursuant to an agreement with and in form and substance reasonably satisfactory to the Administrative Agent and the Borrower Representative, to be bound by the terms hereof applicable to such Issuing Lender. Notwithstanding anything to the contrary herein, (i) Jefferies Finance LLC will cause Letters of Credit in accordance with the terms hereof to be issued by affiliated and/or unaffiliated financial institutions and such Letters of Credit shall be treated as issued by Jefferies Finance LLC for all purposes under the Loan Documents, and (ii) Macquarie Capital Funding LLC may cause Letters of Credit in accordance with the terms hereof to be issued by affiliated and/or unaffiliated financial institutions and such Letters of Credit shall be treated as issued by Macquarie Capital Funding LLC for all purposes under the Loan Documents. Any Issuing Lender may cause Letters of Credit to be issued by designated Affiliates or financial institutions and such Letters of Credit shall be treated as issued by such Issuing Lender for all purposes under the Loan Documents. Notwithstanding anything herein to the contrary, Barclays Bank PLC, Credit Suisse AG, Jefferies Finance LLC, Macquarie Capital Funding LLC, UBS AG, Stamford Branch and Goldman Sachs Bank USA shall only be required to issue standby Letters of Credit denominated in Dollars.”

SECTION 5. Representations of the Loan Parties. The Borrowers and each other Loan Party hereby represent and warrant to the Administrative Agent and each 2021 Revolving Lender that each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents (which, for purposes hereof, shall be deemed to include a representation that this Amendment does not conflict with the Existing Credit Agreement) are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 3 Effective Date (as defined below), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

SECTION 6. Lenders Representations. Each 2021 Revolving Lender (a) represents and warrants (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under Section 11.6(b) of the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Amendment Effective Date (as defined below), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received, or has been accorded the opportunity to receive, copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (v) if applicable, it has duly completed an administrative questionnaire and applicable Forms, (vi) it is not a Debt Fund Affiliate and (vii) makes the representations and warranties contained in Section 10.7 of the Credit Agreement (to the extent Section 10.7 requires such representations and warranties to be made) and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

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SECTION 7. Conditions to the Amendment Effective Date. This Amendment shall become effective as of the first date (the “Amendment No. 3 Effective Date”) when each of the following conditions shall have been satisfied:

(a) The Administrative Agent and the 2021 Revolving Lenders shall have received an executed counterpart hereof from the Borrowers, each other Loan Party, each 2021 Revolving Lender and the Administrative Agent.

(b) The Administrative Agent and the 2021 Revolving Lenders shall have received: (i) a copy of the certificate or articles of incorporation or organization or certificates of formation, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the secretary of state of the state of its organization (or a certification from a Responsible Officer of each applicable Loan Party that such documents have not changed since previously delivered to the Administrative Agent), (ii) a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such secretary of state or similar Governmental Authority; (iii) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 3 Effective Date and certifying (1) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 3 Effective Date (or a certification from a Responsible Officer of each applicable Loan Party that such documents have not changed since previously delivered to the Administrative Agent), (2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (3) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party; and (iv) a Solvency Certificate, certifying that Holdings and its subsidiaries, on a consolidated basis, after giving effect to this Amendment, are Solvent.

(c) The Administrative Agent and the 2021 Revolving Lenders shall have received a favorable written opinion of (i) Fried, Frank, Harris, Shriver & Jacobson LLP, New York and Delaware counsel to the Loan Parties and (ii) Parsons Behle & Latimer, Utah local counsel to the Loan Parties, in each case, dated the Amendment No. 3 Effective Date and in form and substance reasonably satisfactory to the Administrative Agent and the 2021 Revolving Lenders.

(d) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents (which, for purposes hereof, shall be deemed to include a representation that this Amendment does not conflict with the Existing Credit Agreement) shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

(e) No Default or Event of Default shall exist on the Amendment No. 3 Effective Date.

(f) The 2021 Revolving Lenders (to the extent reasonably requested in writing at least seven (7) days prior to the Amendment No. 3 Effective Date) shall have received, at least three (3) Business Days prior to the Amendment No. 3 Effective Date, (i) all documentation and other information that the 2021 Revolving Lenders reasonably determine to be required by Governmental Authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act, and (ii) a Beneficial Ownership Certification in relation to any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation.

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SECTION 8. Reallocation. On the IPO Effective Date, all Revolving Loans and Swingline Loans outstanding on such date will be deemed to have been repaid and redrawn under the New Revolving Commitments as ABR Loans or, to the extent the Administrative Agent shall have received notice from the Borrower Representative in writing at least three (3) Business Days prior to the IPO Effective Date (or such shorter period as the Administrative Agent acting reasonably shall agree), as Eurocurrency Loans (which notice may be conditioned on the occurrence of the IPO Effective Date), and all Letters of Credit outstanding on such date shall be deemed issued under the New Revolving Commitments, such that after giving effect to such repayment and reborrowing and deemed issuance, the percentages of the aggregate outstanding (i) participations in Letters of Credit, (ii) participations in Swingline Loans and (iii) Revolving Loans, shall be held ratably in accordance with each Revolving Lender’s Pro Rata Share, after giving effect to the establishment of the New Revolving Commitments and the termination of the Existing Revolving Commitments. The Borrowers and the 2021 Revolving Lenders hereby authorize the Administrative Agent to update the Register to reflect the reallocations described in this Section. In furtherance of the foregoing, each 2021 Incremental Revolving Lender that commits to a 2021 Revolving Commitment Increase will be required to fund its pro rata share of such outstanding Revolving Loans on the IPO Effective Date.

SECTION 9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 10. Waiver of Jury Trial. EACH OF THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE 2021 REVOLVING LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 11 Confirmation of Guarantees and Security Interests. By signing this Amendment, each Loan Party hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified or supplemented hereby (including with respect to the 2021 Revolving Commitment Increase and the 2021 Other Revolving Commitments contemplated by this Amendment) and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Guarantee, the Security Documents and the other Loan Documents, (ii) constitute “Obligations” “Guarantor Obligations” or other similar term for purposes of the Credit Agreement, the Guarantee, the Security Documents and the other Loan Documents, (iii) notwithstanding the effectiveness of the terms hereof, the Guarantee, the Security Documents and the other Loan Documents, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) each 2021 Revolving Lender shall be a “Secured Party” and a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained in Section 1.1 of the Credit Agreement) for all purposes of the Credit Agreement and the other Loan Documents. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Collateral Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

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SECTION 12. Credit Agreement Governs. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 13. Counterparts. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on each such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each such Person enforceable against such Person in accordance with the terms hereof or thereof, as applicable, to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by any party hereto of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Without limiting the foregoing, (a) each party hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any other party hereto without further verification and (b) upon the reasonable request of any party hereto, any Electronic Signature shall be promptly followed by a manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

SECTION 14. Miscellaneous. This Amendment shall constitute an “Incremental Amendment”, “Refinancing Amendment” and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The provisions of this Amendment are deemed incorporated into the Credit Agreement as if fully set forth therein. The headings of this Amendment are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof. Section 11.14 of the Credit Agreement is incorporated by reference herein, mutatis mutandis.

SECTION 15. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SEVERIN HOLDINGS, LLC SEVERIN ACQUISITION, LLC PEOPLEADMIN, INC. PROMACHOS HOLDING, INC. PERFORMANCE MATTERS LLC AH SERVICES, LLC CHALKABLE, INC.
HAIKU LEARNING, INC. INFOSNAP LLC
INTERACTIVE ACHIEVEMENT, LLC POWERSCHOOL GROUP LLC POWERSCHOOL SPECIAL EDUCATION LLC SPIRAL UNIVERSE INC.
SRB EDUCATION SOLUTIONS US LLC SUNGARD PUBLIC SECTOR LLC ESCHOOL SOLUTIONS, LLC
ODEON HOLDINGS, LLC NETCHEMIA, LLC SEARCHSOFT SOLUTIONS, INC. TEACHER MATCH, LLC SCHOOLOGY, INC. ACCELASCHOOL LLC

By	/s/ Eric Shander
Name: Eric Shander
Title: Chief Financial Officer, Treasurer and Secretary

[Signature Page – Amendment No. 3]

BARCLAYS BANK PLC, as Administrative Agent, a 2021 Incremental Revolving Lender, Issuing Lender and a 2021 Other Revolving Lender

By:	/s/ Sean Duggan
Name:	Sean Duggan
Title:	Vice President

[Signature Page – Amendment No. 3]

GOLDMAN SACHS BANK USA, as a 2021
Incremental Revolving Lender, Issuing Lender and a 2021 Other Revolving Lender

By:	/s/ Kevin Raisch
Name:	Kevin Raisch
Title:	Authorized Signatory

[Signature Page – Amendment No. 3]

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a 2021 Incremental Revolving Lender, Issuing Lender and a 2021 Other Revolving Lender

By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

[Signature Page – Amendment No. 3]

UBS AG, STAMFORD BRANCH,, as a 2021
Incremental Revolving Lender, Issuing Lender and a 2021 Other Revolving Lender

By:	/s/ Anthony Joseph
Name:	Anthony Joseph
Title:	Associate Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Director

[Signature Page – Amendment No. 3]

ROYAL BANK OF CANADA, as a 2021
Incremental Revolving Lender, Issuing Lender and a 2021 Other Revolving Lender

By:	/s/ Jennifer Tung
Name:	Jennifer Tung
Title:	Authorized Signatory

[Signature Page – Amendment No. 3]

JEFFERIES FINANCE LLC, as a 2021 Incremental Revolving Lender, Issuing Lender and a 2021 Other Revolving Lender

By:	/s/ J.R. Young
Name:	J.R. Young
Title:	Managing Director

[Signature Page – Amendment No. 3]

MACQUARIE CAPITAL FUNDING LLC,
as a 2021 Incremental Revolving Lender, Issuing Lender and a 2021 Other Revolving Lender

By:	/s/ Ayesha Farooqi
Name:	Ayesha Farooqi
Title:	Authorized Signatory

By:	/s/ Michael Barrish
Name:	Michael Barrish
Title:	Authorized Signatory

[Signature Page – Amendment No. 3]

BANK OF AMERICA, N.A., as a 2021 Incremental Revolving Lender, Issuing Lender and a 2021 Other Revolving Lender

By:	/s/ David H. Strickret
Name:	David H. Strickert
Title:	Managing Director

[Signature Page – Amendment No. 3]